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Exhibit 99.2



Investor Presentation

February 2021

Li-Cycle

PERIDOT

Disclaimer

FORWARD LOOKING STATEMENTS

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of Li-Cycle's strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Li-Cycle's and Peridot's management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from the underlying assumptions. Many actual events and circumstances are beyond the control of Li-Cycle and Peridot. These forward-looking statements are subject to a number of risks and uncertainties, whether currently known or not yet known, including but not limited Li-Cycle's and Peridot's inability to complete the proposed business combination; matters discovered by the parties as they complete their respective due diligence investigation of the other; the number and percentage of Peridot's public shareholders voting against the proposed business combination and/or seeking redemption; the ability of Peridot to satisfy the listing criteria of the New York Stock Exchange; changes adversely affecting the business in which Li-Cycle is engaged; management of growth; general economic conditions; geopolitical events, natural disasters, acts of God and pandemics, including, but not limited to, the economic and operational disruptions and other effects of COVID-19; commodity price risk; environmental/permitting risk; Li-Cycle's business strategy and plans and the result of future financing efforts. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect Peridot's and Li-Cycle's expectations, plans or forecasts of future events and views as of the date of this presentation. Peridot and Li-Cycle anticipate that subsequent events and developments will cause Peridot's and Li-Cycle's assessments to change. However, while Peridot and Li-Cycle may elect to update these forward-looking statements in the future, each of Peridot and Li-Cycle specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Peridot's and Li-Cycle's assessments as of any date subsequent to the date of this presentation. Accordingly, you should not place undue reliance on the forward-looking statements.

USE OF PROJECTIONS

This presentation contains projected financial information with respect to Li-Cycle. Such projected financial information constitutes forward-looking information, is included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

The independent auditors of Peridot and of Li-Cycle did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

FINANCIAL INFORMATION; NON-IFRS FINANCIAL MEASURES

The financial information and data contained in this presentation has not been audited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement or prospectus to be filed by Peridot with the SEC. Some of the financial information and data contained in this presentation, such as projected EBITDA and EBITDA margin, have not been prepared in accordance with IFRS. Li-Cycle defines EBITDA as net income (loss) before interest, taxes, and depreciation, and EBITDA margin as EBITDA divided by total revenues. Peridot and Li-Cycle believe these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Li-Cycle's financial condition and results of operations. These non-IFRS measures may not be indicative of Li-Cycle's historical operating results nor are such measures meant to be predicative of future results. These measures and ratios may not be comparable to those used by other companies under the same or similar names. As such, undue reliance should not be placed on these non-IFRS financial measures.

Disclaimer – Continued

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT

If the parties enter into definitive documentation, the proposed business combination will be submitted to shareholders of Peridot for their consideration. Peridot intends to file a preliminary and definitive proxy statement to be distributed to Peridot's shareholders in connection with Peridot's solicitation of proxies for the vote by Peridot's shareholders in connection with the proposed business combination and other matters described therein. Peridot will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Peridot's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and, once available, the definitive proxy statement, in connection with Peridot's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Peridot, Li-Cycle and the proposed business combination.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the proposed business combination or determined if this presentation is truthful or complete.

PARTICIPANTS IN THE SOLICITATION

Peridot, Li-Cycle and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Peridot's shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Peridot's shareholders in connection with the proposed business combination will be set forth in Peridot's proxy statement when it is filed with the SEC. You can find more information about Peridot's directors and executive officers in Peridot's prospectus dated September 23, 2020 relating to its initial public offering.

NO OFFER OR SOLICITATION

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

TRADEMARKS

This presentation contains trademarks, service marks, trade names and copyrights of Li-Cycle, Peridot and other companies, which are the property of their respective owners.

Attractive Business Combination Between Leading Li-Ion Battery Recycling Business and Highly Regarded SPAC Investment Team

Li-Cycle®



HATCH

Ajay Kochhar
Co-Founder, President & CEO,
Executive Director



HATCH

Tim Johnston
Co-Founder,
Executive Chairman



certicom bioscrypt™
redline communications

Bruce MacInnis
CFO

PERIDOT



Tenaska Capital Management, LLC
Covey Park Energy
Goldman Sachs

Alan Levande
Chairman, CEO - Peridot



Carnelian Energy Capital
KKR

Preston Powell
Peridot Director
Carnelian Managing Director

Transaction Overview

OVERVIEW	■ Li-Cycle is a market leading lithium-ion battery resource recovery company and the largest lithium-ion battery recycler in NAM ■ Peridot Acquisition Corp. is a blank check company sponsored by Carnelian Energy Capital targeting energy transition-focused opportunities ■ Proceeds raised via Peridot merger and PIPE fully fund required capex to build Li-Cycle's Spoke-and-Hub facilities
PIPE OVERVIEW	■ Fully committed, upsized $315 million PIPE ■ PIPE investors include Neuberger Berman Funds, Franklin Templeton and Mubadala Capital. Also includes Peridot sponsor Carnelian Energy Capital, existing Li-Cycle investor Moore Strategic Ventures and global marketing and strategic off-take partner Traxys
CAPITAL STRUCTURE	■ Li-Cycle's shareholders are rolling 100% of their equity ■ Pro Forma for the transaction, Li-Cycle will have $566mm of cash and no debt(1) ■ Li-Cycle is commercial today and expects to be cash flow positive (net of capital expenditures) by 2024E
VALUATION	■ Enterprise Value of $1,099mm, which is 10.1x of 2023E EBITDA or 3.2x 2024E EBITDA ■ Represents a 73% discount to future value derived from 2024E EBITDA discounted to today

Li-Cycle is a unique and compelling investment opportunity and is a market leader in the lithium-ion battery recycling sector

Note:
(1) Assumes no Peridot shareholder redemptions.

Li-Cycle Sits at the Intersection of Three Core Themes

Sustainable Li-Ion Battery Recycling is the Missing Battery Supply Chain Step



EV Revolution
Li-Cycle®
Domestic Supply Of Strategic Materials
ESG

Massive Electrification Ramp Creating Lithium-Ion Recycling Imperative



Global EV and Battery Adoption
Manufacturing scrap and end-of-life battery waste
Critical need for scalable, environmentally friendly recycling solution
Shortage of domestic lithium, cobalt and nickel



Electric Vehicle Sales
(millions)
2
9
26
2020
2025
2030



Lithium-Ion Batteries for Recycling
(Thousands of tonnes/year)
+19% CAGR
465
1,344
2,619
2020
2025
2030

5% - 10% of battery production is typically rejected as waste during the manufacturing process, creating significant recycling needs during EV ramp-up, in addition to building end-of-lifecycle supply

Source: Benchmark Mineral Intelligence, BloombergNEF Electric Vehicle Outlook 2020.

Economically Advantageous and Customer-Centric Spoke & Hub Model



Lithium-ion Batteries for Recycling
Shredding & Mechanical Separation
Intermediate Products
Extraction & Material Recovery
Battery Grade & Refined Materials
Spoke
Mechanical
Hub
Hydrometallurgical
Hub
Spoke 1
Kingston, ON
Spoke 2
Rochester, NY
Spoke "N"
Network of Spokes
Black Mass
Interim sales to nickel recovery; input to Hub; easily transportable relative to batteries
Hub 1
Rochester, NY
Hub "N"
Centralized Hub per Region
Lithium Carbonate
Battery cathode, battery electrolyte salt, glass, pharmaceuticals
Cobalt Sulphate
Battery cathode, glass pigment
Nickel Sulphate
Battery cathode, electroplating, glass pigment
Manganese Carbonate
Intermediate for battery grade product production, steel making
Sold into the market
Shredded Cu/Al
Copper and precious metals recovery
Mixed Plastics
Plastics conversion into products

Patented, Sustainable Technology with a Durable Moat

Sustainable Recycling Solution

Zero impact air emissions[1]; non-pyro / no burning; water recirculated in a closed loop; regionally-driven business, reducing cost associated with battery transport

Proven, Patented Technology

Industry-leading up to 95% recycling efficiency rate[2] (versus ≤50% of competitors) with significant IP moat

Commercial Today, Poised to Scale Further

Capital being raised will allow us to establish a defensible footprint in the global market for recycling

Robust Customer Network

40+ existing commercial contracts with blue chip suppliers and off-take agreements through 2030; sticky supply contracts

Growing Electrified Market

Large and growing market in lockstep with the manufacturing of batteries; critical to meet demands of an accelerated transition to an electrified future

Material Demand & Regulatory Tailwinds

Increasingly stringent policy directives have accelerated the demand for battery materials and recycling

Source:
(1) Based on emissions directly from the process.
(2) Recycling Efficiency Rate (RER) is defined as [(The mass exiting the process and returning to the economy / The battery material mass entering the process) x 100%].

Contracted Supply and Off-Take Complete a Closed Loop Strategy

Industry Inputs

Example Industry Sources of Batteries for Recycling

Large Format: Top Electric Auto Manufacturers

Small Format: Largest Battery Aggregators

Key Highlights of Li-Cycle's Supply and Off-Take

Li-Cycle

9,500 t/y Contracted Supply

Commercial supply contracts with 41 total customers



Energy Storage Systems, 5%
Auto OEMs / Transportation, 16%
Manufacturing Scrap, 29%
Consumer Electronics, 50%

~30% of North American Market Share(1)

Current Off-Take

Agreements with largest global consumers of black mass

Traxys is contracted to off-take 100% of end products from NA Commercial Hub

Future Off-Take

Hub completion and start of ramp-up expected between Q4 2022 and Q1 2023



Source:
(1) Company data calculated by total addressable market forecast.

Li-Cycle's Technology Is Superior to Other Forms of Recycling

	Li-Cycle Spoke-and-Hub Technologies	Smelting or Thermal Pre-Treatment + Refining	Cathode-to-Cathode
Recycling Efficiency Rate(1)	Up to 95%	≤ 50%	30% (cathode proportion only)
Battery Chemistry & Charge Agnostic	✓	✗	✗
Non-Thermal, Zero Impact Air Emissions	✓	✗	✗
No Landfill Waste or Wastewater	✓	✗	✗
Minimal Human Operating Risk	✓	✗	✗
"Future Proofed"	✓	✗	✗

Source:
(1) Recycling Efficiency Rate (RER) is defined as [(The mass exiting the process and returning to the economy / The battery material mass entering the process) x 100%]

Electrification Drives Critical Demand for Battery Grade End Products

Nickel
(tonnes)



1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
13.4x
2020
2025
2030

Lithium Carbonate
(tonnes)



1,150,000
900,000
650,000
400,000
150,000
5.1x
2020
2025
2030

Total Demand for Batteries

Cobalt
(tonnes)



250,000
200,000
150,000
100,000
50,000
0
2.3x
2020
2025
2030

75%+ of today's cobalt is sourced from the Congo, where a non-negligible portion of supply has been tied to child labor [(1)]

*"Any mining companies out there, please mine more nickel… go for efficiency, obviously environmentally-friendly nickel mining at high volume. **Tesla will give you a giant contract for a long period of time, if you mine nickel efficiently and in an environmentally-sensitive way.** So hopefully this message goes out to all mining companies. Please get nickel."*

— Elon Musk, Co-Founder, Chief Executive Officer, Director, Tesla, Tesla's Q2 2020 Earnings Call

Source: IHS Markit – Li-Ion Battery Recycling Report: 2020.
(1) The Wall Street Journal.

Diversified Supply of Batteries Drives Recycling Need

Battery Waste Sources Today



Energy Storage Systems
5%
Manufacturing Scrap
29%
Consumer
Electronics
50%
Auto OEMs
16%

$2.7bn Total Value Contained Material Value

Battery Waste Sources in 2025



Energy Storage Systems
2%
Consumer Electronics
5%
Auto OEMs
25%
Manufacturing Scrap
68%

$7.5bn Total Value Contained Material Value

Manufacturing Scrap & Auto OEMs[(1)]

Scrap materials, production and end-of-life

gm, Nissan, Mercedes-Benz, Audi, Ford, BMW, Porsche, Honda, New Flyer, Chevrolet, Mitsubishi Motors, KIA, Proterra, Tesla, VW, Toyota, ZOOX → amazon, RIVIAN

Battery Consolidators & Electronic Waste Recyclers[(1)]

End-of-life collection through aggregators

call2recycle, WeRecycle Batteries.com, Battery Solutions, RMC, APEX Environmental Services Inc., aevitas

Energy Storage Systems[(1)]

End-of-life supply from storage facilities

RENEWANCE, ROMEO Power Technology, PortableElectric The future of power, today., ecamion

Source: Company data.
(1) Sources of batteries for recycling available in the market.

“Future Proofed” Technology Sets Li-Cycle Apart from Competitors

Process Designed To Benefit From Battery Market Evolution


2050 Net Zero
Cobalt Reduction
Solid State Batteries

- ✓ Environmentally friendly recycling approach
- ✓ Non-pyro / thermal processes without harmful emissions
- ✓ Water recirculated in a closed loop, zero impact air emissions, minimal solid waste
- ✓ Capable of processing any cathode chemistry
- ✓ Unique ability to profitably recycle lithium iron phosphate
- ✓ Ability to process solid state batteries
- ✓ Higher total recovery value
- ✓ End products used in new battery tech

Li-Cycle Management Team is Experienced and Public Company Ready

Extensive Battery, Metals and Engineering Background



Ajay Kochhar
Co-Founder,
President & CEO,
Executive Director

HATCH



Tim Johnston
Co-Founder,
Executive Chairman

HATCH



Bruce MacInnis
CFO

certicom, bioscrypt, redline communications



Chris Biederman
CTO

HATCH, BE Biederman Engineering



Kunal Phalpher
CCO

electrovaya, Crius Energy, financeinmotion, EuPD Research

Company Overview

- Headquartered in Toronto, Li-Cycle was founded in 2016
- 2 commercial Spokes and a Hub in late stage development
- Significant battery supply chain experience; deep strategic relationships with critical counterparties
- 80 person team with international experience and industry knowledge
- Global Cleantech 100 winner (2020, 2021)

RECOGNITIONS:

2020 Global Cleantech 100 Company
2021 Global Cleantech 100
World Circular Economy Forum
BusinessGreen Leaders Awards 2020
Big Innovation 2021
Solar Impulse Efficient Solution

Strong Strategic Partnership with Peridot

Team Brings Track Record of Shareholder Value Creation

Peridot Acquisition Corp. Overview

- Significant experience in natural resources, electric power, clean energy and energy technology
- Sponsored by an affiliate of Carnelian Energy Capital Management, L.P. ("Carnelian"), a leading investment firm focused on opportunities in the North American energy space
  - Full support of the entire Carnelian investment and back office team
- Li-Cycle transaction is consistent with Peridot's initial investor pitch

Peridot's Due Diligence on Li-Cycle

- ✓ In depth reviews of business plan, Li-Cycle's partnerships and global growth plans
- ✓ Thorough review and analysis of company's financial projections
- ✓ Detailed study of Spoke-and-Hub technologies
- ✓ Conducted customer due diligence calls and virtual plant visits
- ✓ Performed extensive legal, environmental, regulatory and accounting due diligence

PERIDOT

Top-Tier Leadership


Alan Levande
Chairman, CEO
COVEYPARK ENERGY | Tenaska Capital Management, LLC | Goldman Sachs


Markus Specks
CFO and SVP of Corporate Development
VÄRDE | LAZARD


Scott Prochazka
Director
CenterPoint. Energy


Jonathan Silver
Director
PLUG POWER | LPO | Obama Administration


June Yearwood
Director
Church Pension Group | J.P.Morgan


Preston Powell
Director
Carnelian Energy Capital | KKR


Tomas Ackerman
Carnelian Co-Founder
Carnelian Energy Capital | NGP

TECHNOLOGY, COMMERCIAL AND INDUSTRY OVERVIEW

Spokes Use Scalable, Standard Equipment

Patented Apparatus / System



Lithium-Ion Batteries – all chemistries, form factors in a single stream, at their state of charge (SoC)
Hygiene Ventilation
Screen
Shredded Plastics
Plastics: Plastics to fuel or reuse
Neutralizing Solution
Shredder
Screen
Cu/Al Foils
Copper / Aluminum foils: Copper and precious metals recovery
Filter
Patented Compositio
Black Mass
$LiPF_6$, electrolyte solvent, binder
Black mass: Interim sales to nickel recovery; input to the Hub; easily transportable relative to batteries

Hubs Use All Proven Equipment



Patented Process; 12 Formalized Trade Secrets
Black Mass
Graphite
Copper Sulfide
Gypsum
Manganese Carbonate
Cobalt Sulphate
Nickel Sulphate
Sodium Sulphate
Lithium Carbonate
Reaction Tank / Agitator
Filter Press
Solvent Extraction Mixer / Settler
Crystallization

Specialty Grade Battery Products with Contracted Off-Take

Hub Converts Black Mass Into Materials for Re-Entry Directly Into the Supply Chain

Lithium Carbonate



Nickel Sulphate



Cobalt Sulphate



Li-Cycle Hub End Products – Key Differentiators

- Li-Cycle reproduces battery grade and high purity materials
- Li-Cycle end products are "future proofed" – providing the building blocks of batteries that are not at risk of technological obsolescence (unlike the production of active battery materials, e.g., cathode)

Regional Presence and Global Footprint

- Regional Spokes reduce safety risk and cost associated with battery transport
- Closer to supply centers while developing supplier relationships and cementing first mover advantage
- Centralized Hubs maximize economies of scale and efficiencies
- Hub has capacity to process feedstock from a network of Spokes globally



Boots on the ground: Li-Cycle in advanced discussions with multiple partners in each geography for supply and off-take

5-Year Rollout Plan


North America
3 Spokes
1 Hub
Europe
6 Spokes
APAC & China
11 Spokes
3 Hubs

Government Mandates Accelerating Recycling Growth

Heightened Battery Regulation

USA: California
Requires recovery as close to 100% as possible starting in 2022

CA: Ontario
Requires recovery rates of 70%+ by 2023

China
Has required recovery rates greater than 80% since 2018

European Union
Proposed update to the EU Battery Directive under discussion during 2021 with more aggressive recycling targets

Infrastructure Spending

USA: Federal
Biden's administration will make a $2 trillion investment in infrastructure and the clean energy economy

USA: California
$1.5 billion to develop the EV / battery supply chain in California

Canada
$1 billion towards clean technology investment, including recycling

European Union
$3.5 billion towards the EU lithium-ion battery supply chain, including recycling

Li-Cycle's high recovery rates and sustainable, environmentally friendly process are major competitive advantages

Source: NAATBaat, Miit.gov, EU Union, CA Legislature, Ontario.ca

Rochester Hub Has Received Significant State and Local Support

Li-Cycle will further grow its U.S. operations at Eastman Business Park, committing to creating over 100 new jobs


THE GREAT SEAL OF THE STATE OF NEW YORK
EXCELSIOR

The NYS investment complements "Finger Lakes Forward" – the region's comprehensive strategy to revitalize communities and grow the economy



"This international partnership with Li-Cycle will foster the supply chain of lithium-ion batteries, which are in high demand, and will further expand the thriving energy storage industry in the region. By investing in New York's cleantech economy we are creating quality jobs and supporting our state's clean energy businesses as we build back stronger from the COVID crisis and continue to move the Finger Lakes forward."

— Andrew Cuomo, New York Governor
September 14, 2020

Truly Sustainable Recycling, Localized Source of Critical Materials

Recovery for All Forms of Lithium-Ion Batteries

Patent Protection

- 100% Li-Cycle owned
- 18 total patents and patent applications across all applicable jurisdictions that tie back to 3 core patent families
- 12 trade secret categories

Proven Technology

- Utilizes standard equipment
- Readily scalable
- Pre-existing customer relationships

Commercial and Intangibles

- Seasoned management team
- No wastewater or pyro (thermal) aspects
- Cheaper than mining
- First choice recycler
- Sticky supply contracts
- Contracted off-take

Li-Cycle's process is inherently sustainable and optimal from a recovery / efficiency standpoint, protected by a multi-layered IP strategy, thereby securing Li-Cycle's long-term leadership position

FINANCIAL OVERVIEW

Approach to Growth

1. **Regional partnerships (e.g., Joint Ventures)**: progressed stage opportunities corresponding to 10 additional Spokes and 2 incremental Hubs by 2025 (as part of the global plan)
2. **Organic**: sourcing batteries through new / expanded commercial agreements
3. **Inorganic**: buy-side M&A

Largest Lithium-Ion Battery Recycler in NAM



Today
2
Operating Spokes
1 Hub in Late
Stage Development
2025
20 Total
Operating Spokes
4 Total
Operating Hubs
Total Capacity
(tonnes LIB equivalent / year)
10,000 t/y
60,000 t/y
100,000 t/y
240,000 t/y

Attractive Unit Economics Ready to Scale

Commercial Spoke


100%
38%
62%
Avg. Annual OPEX Margin
Avg. Annual EBITDA Margin

Highlights

Capacity
5,000 tpa LIB

Initial CAPEX
~$4mm

After-Tax IRR
~67%

Commercial Hub


100%
20%
80%
Avg. Annual OPEX Margin
Avg. Annual EBITDA Margin

Highlights

Capacity
60,000 tpa LIB
(25,000 tpa Black Mass)

Initial CAPEX
~$172mm

After-Tax IRR
~60%

Li-Cycle Financial Projections

Revenue

($US in millions)



+82% CAGR
$12
$1
$11
$75
$7
$68
$264
$51
$213
$700
$394
$306
$958
$655
$303
2021E
2022E
2023E
2024E
2025E
Contracted Off-Take
Uncontracted Revenue

EBITDA

($US in millions)



NM
($6)
4%
$3
41%
$109
48%
$339
56%
$541
2021E
2022E
2023E
2024E
2025E
EBITDA
EBITDA Margin

Commentary

- Cumulative EBITDA, 2021E-2025E = $985mm
- Cumulative CAPEX, 2021E-2025E = $947mm
- Cumulative Cash Flow (EBITDA – CAPEX), 2021E-2025E = $38mm
  - Includes consideration of significant CAPEX spend in 2025 but not the associated EBITDA that will come in the years to follow
- Peak capital need of $459mm from 2021E-2023E
  - The net proceeds from this transaction enable the complete funding of Li-Cycle's business plan

TRANSACTION OVERVIEW

Fully Committed, Upsized $315mm PIPE

Key Transaction Terms

- Fully committed, upsized $315 million PIPE
  - PIPE investors include Neuberger Berman Funds, Franklin Templeton and Mubadala Capital. Also includes Peridot sponsor Carnelian Energy Capital, existing Li-Cycle investor Moore Strategic Ventures and global marketing and strategic off-take partner Traxys
  - Peridot currently has $300 million in cash held in trust account
- $1.1 billion pro forma enterprise value with strong balance sheet
  - 10.1x of 2023E EBITDA or 3.2x of 2024E EBITDA
- Proceeds raised fully fund required capex to build Li-Cycle's Spoke-and-Hub facilities

Pro Forma Ownership

Pro Forma Ownership @ $10.00 / Share [1]	Shares (mm)	% Ownership	($US in mm)
SPAC Public Shareholders	30	18%	$300
Peridot Founder Shares	8	5	75
PIPE Shareholders	32	19	315
Existing Li-Cycle Shareholders	98	59	975
Total Shares	167	100%	$1,665

Note:
(1) Pro forma ownership assumes no redemptions by SPAC shareholders.

Pro Forma Valuation

Pro Forma Valuation	($US in mm)
Share Price	$10.00
Pro Forma Shares Outstanding	167
Equity Value	$1,665
Plus: Debt	0
Less: Cash	(566)
Enterprise Value	$1,099
2023E EBITDA	$109
EV / 2023E EBITDA	10.1x
2024E EBITDA	$339
EV / 2024E EBITDA	3.2x

Pro Forma Sources & Uses

Total Sources	($US in mm)
Peridot Cash in Trust	$300
PIPE	315
Peridot Founder Shares	75
Stock Consideration to Exisiting Li-Cycle Shareholders	975
Total Sources	$1,665

Total Uses	
Cash to Balance Sheet	$566
Stock Consideration to Exisiting Li-Cycle Shareholders	975
Estimated Fees & Expenses	44
Peridot Founder Shares	75
Repayment of Business Development Bank of Canada Debt	5
Total Uses	$1,665

What is the Comp Universe For Li-Cycle?

	Electrification Facilitators	Disruptive Battery EVs	Battery Manufacturers	Waste Management & Recycling Providers	Lithium Producers
Considerations	▲ Benefit from the continued growing electrification trend ▲ Do not rely on the winning EV OEM ▼ Different end markets ▼ Specialized niches	▲ Similar growth profiles ▲ Positioned to benefit from increase in EV demand ▼ Different end markets ▼ Different business models	▲ Similar end users / customers ▲ Aligned with projected increase in battery market demand ▲ Use of similar input materials ▼ Difference in margins ▼ Medium to low growth companies	▲ Similar business model of reducing / recycling waste materials ▲ Positioned to benefit from sustainability initiatives ▲ Large target markets ▼ Different end markets ▼ Established late stage companies	▲ Similar end products ▲ Proliferation of EV market to drive battery recycling market ▲ ESG friendly ▼ Different inputs, Li-Cycle uses recycled materials ▼ Higher production cost structure
Illustrative Companies	eos chargepoint ROMEO POWER TECHNOLOGY	HYLIION TESLA FISKER CANOO NIO LORDSTOWN	LG Chem Panasonic CATL BYD	Stericycle GFL Environmental Waste Connections, Inc. casella umicore GEM 格林美 资源有限 循环无限 Recycling for future!	ALBEMARLE 赣锋锂业 GanfengLithium Livent SQM Solutions for human progress

Market Leading Growth and Margin Profile…

CY 2021E – 2024E Revenue CAGR



293%
105%
128%
18%
7%
17%
Li-Cycle
Electrification Facilitators
Disruptive Battery EVs
Battery (2) Manufacturers
Waste Management & (3) Recycling Providers
Lithium (4) Producers

EBITDA Margin



48%
15%
16%
14%
23%
29%
Li-Cycle 2024E
Electrification Facilitators 2024E
Disruptive (1) Battery EVs 2024E
Battery Manufacturers 2022E
Waste Management & Recycling Providers 2022E
Lithium Producers 2022E

Source: Company filings, Equity research reports and FactSet. Market data as of January 27, 2021.
(1) Nio margin shown on a 2023E basis due to availability of projections.
(2) LG Chem revenue CAGR calculated on a 2020E – 2022E basis.
(3) Casella, GFL Environmental, SteriCycle and Waste Connections revenue CAGR calculated on a 2021E-2023E basis. GEM Co revenue CAGR calculated on a 2020E – 2022E basis.
(4) Ganfeng revenue CAGR calculated on a 2020E – 2022E basis.

...At Attractive Valuation Levels

Firm Value / EBITDA


Median: 21.4x
10.1x
22.3x
12.1x
21.4x
16.1x
35.9x
Li-Cycle
2023E
Electrification Facilitators
2023E
Disruptive(1) Battery EVs
2023E
Battery Manufacturers
2021E
Waste Management & Recycling Providers
2021E
Lithium Producers
2021E

Firm Value / EBITDA


Median: 15.0x
3.2x
10.9x
6.0x
18.6x
15.0x
23.7x
Li-Cycle
2024E
Electrification Facilitators
2024E
Disruptive(1) Battery EVs
2024E
Battery Manufacturers
2022E
Waste Management & Recycling Providers
2022E
Lithium Producers
2022E

Source: Company filings, Equity research reports and FactSet. Market data as of January 27, 2021.
Note: Negative EBITDA multiples are excluded from the median.
(1) Multiples for Nio only available in 2023E.

Discounted Future Value – ADJ. EBITDA


($US in billions)
Future
Discounted
$7.4bn
$6.8bn
$4.3bn
$3.9bn
~73% discount to midpoint
$1.1bn
20.0x – 22.0x
FV / 2024E EBITDA (1)
Implied Discounted Firm Value (2)
(Discounted 3 Periods @20.0%)
Post Money Enterprise Value

Source: Company filings and presentations, FactSet. Market data as of January 27, 2021.

(1) The applied range of EBITDA multiples based on median of comp universe. The Li-Cycle future firm value is calculated by applying the range of EBITDA multiples to Li-Cycle's 2024E EBITDA.

(2) The implied discounted firm value is calculated using the future firm value and discounting it back three periods at a 20% discount rate to arrive at the implied discounted firm value range.

APPENDIX

Public Company-Ready Leadership Team and Board

Leadership Team

Name / Role	Prior Affiliations
Ajay Kochhar *Co-Founder, President & CEO, Executive Director*	HATCH
Tim Johnston *Co-Founder, Executive Chairman*	HATCH
Kunal Phalpher *CCO*	electrovaya, Crius Energy, finance in motion, EuPD Research
Bruce MacInnis *CFO*	certicom, bioscrypt, redline communications
Chris Biederman *CTO*	HATCH, Biederman Engineering

Advisory Board

Name / Role	Prior Affiliations
Adonis Pouroulis *Senior Strategic Advisor*	Rainbow Rare Earths, Petra Diamonds, Pella
Ahmad Ghahreman *Technical Advisor*	Queens, BARRICK, University of British Columbia
Dr. Yuan Gao *Technical Advisor*	Pulead, Molycorp, FMC

Board of Directors

Name / Role	Prior Affiliations
Ajay Kochhar *Co-Founder, President & CEO, Executive Director*	HATCH
Tim Johnston *Co-Founder, Executive Chairman*	HATCH
Mark Wellings *Non-Executive Director*	Infor Financial Inc., GMP Securities
Rick Findlay *Non-Executive Director*	LINCit, PSTG, WDO Waste Diversion Ontario
Anthony Tse *Non-Executive Director*	TOM在线, 华娱卫视, Hutchison Whampoa Limited
Alan Levande *Non-Executive Director*	Goldman Sachs, Coveypark Energy, Tenaska Capital Management, LLC
Scott Prochazka *Non-Executive Director*	CenterPoint Energy

Summary Financial Table

($US in mm)	2021E	2022E	2023E	2024E	2025E	
Revenue	$12	$75	$264	$700	$958	
Growth (%)	*1,175.4%*	*550.8%*	*251.6%*	*165.3%*	*36.9%*	
OPEX	$15	$63	$138	$345	$403	
% of Revenue	*130.0%*	*84.5%*	*52.3%*	*49.4%*	*42.1%*	
EBITDA	($6)	$3	$109	$339	$541	
Margin (%)	*(53.8%)*	*3.6%*	*41.3%*	*48.4%*	*56.5%*	
Growth (%)	*NM*	*NM*	*3,989.9%*	*210.6%*	*59.8%*	
CAPEX	$137	$246	$181	$10	$372	*Accounts for future expansion post 2025*
Cumulative CAPEX	$137	$384	$565	$574	$947	
Cash Flow (EBITDA - CAPEX)	($144)	($244)	($72)	$329	$169	*Reflects increased capex spend in 2025E but not the incremental EBITDA that will come in the years that follow, post-expansion*
	Cash outflow of $459mm fully funded through 2023E[(1)]					
Cumulative Cash Flow (EBITDA - CAPEX)	($144)	($387)	($459)	($130)	$38	

Source:
(1) Expected net proceeds from transaction will fully fund Li-Cycle's business plan.

Li-Cycle to Benefit from Commodity Pricing Tailwinds

Management Uses Conservative Forecasts Compared to Leading Market Intelligence Firms

Nickel

($ / tonne)



22,000
20,000
18,000
16,000
14,000
12,000
10,000
13,500
13,970
14,571
14,571
19,198
18,214
18,488
18,912
18,291
18,291
20,946
20,946
20,946
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E

Lithium Carbonate

($ / tonne)



19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
17,000
10,500
10,100
9,950
9,800
10,226
11,998
13,003
7,349
8,252
9,896
10,478
10,478
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E

Cobalt

($ / tonne)



90,000
80,000
70,000
60,000
50,000
40,000
30,000
81,869
35,635
37,400
37,330
39,880
44,549
49,004
61,255
67,116
41,264
43,940
46,109
46,109
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E
Historicals (1)
Broker Projections (2) Li-Cycle
Benchmark Mineral Intelligence Projections (3)

Commentary

- Li-Cycle stands to benefit from the increase in prices of Li, Ni and Co, through production of battery grade materials
- The growing electrification demand is driving much of the increase of prices
- Commodity prices are also dependent on battery composition as manufacturers may alter their choice of inputs to increase battery range and are not necessarily indicative of battery grade pricing
- Li-Cycle management uses more conservative pricing assumptions relative to Benchmark Mineral Intelligence estimates
  - Benchmark Mineral Intelligence is a leading market intelligence firm and data provider in the lithium-ion battery supply chain that has materially higher pricing forecasts

Source: Company Projections, Broker Estimates, Benchmark Mineral Intelligence, Q4 2020.
Note: All values in real terms.
(1) Sourced from Benchmark Mineral Intelligence, Q4, 2020.
(2) Broker Projections as of December 28, 2020. Nickel broker median includes BAML, Barclays, BMO, CIBC, Citi, Credit Suisse, Deutsche Bank, HSBC, JP Morgan, Morgan Stanley, RBC and TD Securities. Lithium Carbonate broker median includes Credit Suisse, Citi, Morgan Stanley and UBS. Cobalt broker median includes BAML, Barclays, BMO, CIBC, Citi, Credit Suisse, Deutsche Bank, Morgan Stanley and RBC.
(3) Benchmark Mineral Intelligence, Q4 2020.

Detailed P&L

($US)	2020A[1]	2019A
Revenue		
Product Sales	$653,242	--
Recycling Services	250,426	$49,338
Total Revenue	$903,668	$49,338
Cost Of Goods Sold	665,779	5,926
Gross Profit	$237,889	$43,412
Expenses		
Professional Fees	$3,117,441	$560,019
Personnel	2,977,909	622,689
Research & Development	812,353	2,163,315
Office and Administrative	517,040	427,276
Marketing and Business Development	384,401	67,450
Plant Operations	891,336	--
Travel & Entertainment	168,712	141,318
Depreciation	511,695	186,942
Share-based Compensation	323,615	99,638
Total Expenses	$9,704,502	$4,268,647
Operating Loss	($9,466,613)	($4,225,236)
Other Income		
Interest Expense	$333,501	--
Interest Income	(36,532)	24,137
Foreign Exchange Gain	(316,497)	--
Total Other Income	($19,528)	$24,137
Net Loss	($9,447,085)	($4,201,098)
Loss per Common Share - Basic and Diluted	($5.04)	($2.43)

Note: Based on financial statements prepared using IFRS. Converted to USD from CAD, based on average exchange rates for 2020 and 2019, respectively. Exchange rate sourced from FactSet.
(1) Based on preliminary FY20 P&L figures and subject to final audit approval.


Li-Cycle®